Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

Supplement dated March 12, 2021 to the

Statement of Additional Information (“SAI”),
dated January 29, 2021

ETFMG Sit Ultra Short ETF (VALT)
(the “Fund”)
Effective immediately, the following non-fundamental restrictions are added to the “Investment Restrictions” section found on pages 19-20 of Fund’s SAI.
6.The Ultra Short ETF will not invest in the securities of another investment company (the “acquired company”) if the Ultra Short ETF, immediately after such purchase or acquisition, owns in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Ultra Short ETF; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Ultra Short ETF) having an aggregate value in excess of 10% of the value of the total assets of the Ultra Short ETF.
7.The Ultra Short ETF will not invest in CMO tranches that may represent a right to receive interest only (IOs), principal only (POs), or an amount that remains after floating-rate tranches are paid (an inverse floater).
8.The Fund will not invest in commodities, futures contracts, or options contracts.

Please retain this Supplement with your SAI for future reference.